UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 29, 2016

EQUIFAX INC.
(Exact name of registrant as specified in Charter)

Georgia	001-06605	58-0401110
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1550 Peachtree Street, N.W.
Atlanta, Georgia	30309
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:(404) 885-8000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note.

     Equifax Inc. ("Equifax" or the "Company") hereby amends its Current Report on Form 8-K filed on February 29, 2016 in this Current Report on Form 8-K/A in order to include the consolidated financial statements of Veda Group Limited and its controlled entities ("Veda") required by Item 9.01(a) of Form 8-K and the pro forma financial information required by Item 9.01(b) of Form 8-K. Except as described above, all other information in the Company's Form 8-K filed on February 29, 2016 remains unchanged.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The unaudited interim consolidated financial statements of Veda as of and for the six months ended December 31, 2015 and 2014 are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated by reference herein.

The audited consolidated financial statements of Veda as of and for the year ended June 30, 2015 are filed herewith as Exhibit 99.2 and incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements of the Company and Veda as of and for the year ended December 31, 2015, are filed herewith as Exhibit 99.3 and incorporated herein by reference. The unaudited pro forma financial information is not necessarily indicative of the condensed consolidated financial position or results of operations that would have been realized had the acquisition occurred on the assumed dates, nor is it meant to be indicative of any anticipated condensed consolidated financial position or future results of operations that the combined entity will experience after the acquisition.

(d) Exhibits

The following exhibits are filed as part of this current report:

23.1        Consent of KPMG.

99.1	Unaudited interim consolidated financial statements of Veda for the six months ended December 31, 2015 and 2014.

99.2	Audited consolidated financial statements of Veda as of and for the year ended June 30, 2015.

99.3	Unaudited pro forma condensed combined consolidated financial information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUIFAX INC.

By:	/s/ John W. Gamble, Jr.
Name:	John W. Gamble, Jr.
Title:	Corporate Vice President and
Chief Financial Officer

Date: February 29, 2016

Exhibit Index

The following exhibits are being filed with this report:

Exhibit No.	Description

23.1	Consent of KPMG.
99.1	Unaudited interim consolidated financial statements of Veda for the six months ended December 31, 2015 and 2014.
99.2	Audited consolidated financial statements of Veda as of and for the years ended June 30, 2015.
99.3	Unaudited pro forma condensed combined consolidated financial information.